Exhibit 10(c)


                          TRANS FINANCIAL BANCORP, INC.
                             1992 STOCK OPTION PLAN

         1. Purpose. The purpose of this Stock Option Plan ("Plan") is to strengthen Trans Financial Bancorp, Inc. ("Corporation") by providing an additional means of retaining and attracting competent management personnel and by providing to participating officers and other key employees of the Corporation and its subsidiaries added incentive for high levels of performance and for unusual efforts to increase the earnings of the Corporation through the opportunity for stock ownership offered under this Plan.

                  It is intended that the options granted under the terms of this Plan will, to the maximum extent permitted by law, constitute "incentive stock options" as contemplated by and defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

         2. Administration. The Board of Directors of the Corporation ("Board") shall appoint an option committee ("Plan Committee") to administer the Plan, which Plan Committee shall consist of not less than three members of the Board who are not and have not at any time for one year prior to appointment to the Committee been eligible to receive stock or options under any plan of the Corporation or any of its subsidiaries. The decision of a majority of the members of the Plan Committee shall constitute the decision of the Plan Committee and the Plan Committee may act either at a meeting at which a majority of the members of the Plan Committee is present, or by a writing signed by all of the members of the Plan Committee. The Plan Committee shall have full power and authority to construe, interpret and administer the Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Corporation. The Plan Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

                  A. The individuals ("Optionees") to whom options shall be granted under the Plan;

                  B. The number of shares of the common stock of the Corporation ("Common Stock") to be granted under each option;

                  C. The price to be paid for the Common Stock upon the exercise of each option ("Option Price"); and

                  D. The terms and conditions of each option between the Corporation and an Optionee.

      3. Eligibility. The employees of the Corporation or any of its subsidiaries, who, in the opinion of the Plan Committee, are from time to time materially responsible for the management of the business or have materially contributed to the successful performance of the Corporation or any of its subsidiaries, shall be eligible to be granted options under the Plan; provided, however, that no employee may be granted options if, at the time such options are granted, the employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its subsidiaries. The terms "subsidiary" or "subsidiaries," as used herein, mean any company or companies whose relationship to the Corporation, whether established before or after adoption of this Plan, is such that the Corporation would be deemed to be the "parent corporation" of such company or companies within the meaning of Section 424(e) of the Code.

         4. Stock Subject to Plan. The aggregate number of shares of Common Stock which may be issued under the Plan shall not exceed 188,000 shares; subject, however, to adjustment as provided in Section 6 hereof. Either authorized and unissued shares or shares reacquired by the Corporation, including shares purchased in the open market, may be delivered under the Plan. If any option shall expire or terminate for any reason, as to any shares, such shares shall again become available under the Plan.

         5. Terms of Options. Each option shall be evidenced by a written agreement (a "1992 Incentive Stock Option Agreement") between the Corporation and the Optionee, and shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

                  A. Option Price. The Option Price per share of Common Stock shall be set by the grant but shall in no instance be less than fair market value on the date of grant, determined by the average of the closing bid and asked quotations or the closing high bid quotation, whichever is available, for the Common Stock in the over the counter market, as reported by the National Association of Securities Dealers Automated Quotation System (the "Market Price"), on the business day immediately preceding the date of grant.

                  B. Period for Exercise of Option. The option shall be exercisable in such manner and within such period or periods as shall be determined by the Plan Committee upon payment in full in cash and/or Common Stock of the Option Price. If payment of the Option Price is made in Common Stock, the value of the Common Stock used for payment of the Option Price shall be based on the Market Price of the Common Stock as determined on the business day preceding the day the notice of exercise is sent to the Secretary of the Corporation. The option shall lapse at the earliest of the following times:

                            [1]  ten (10) years after the date of grant;

                            [2] three (3) months after termination of employment, other than discharge for cause, but [i] only to the extent the Optionee had the right to exercise such option at the date of such termination, and [ii] if the termination was the result of the resignation of the Optionee, only so long as the Optionee does not become employed by or render services for a financial institution having an office within an area of 100 miles from Bowling Green, Kentucky.

                            [3]  immediately  upon  termination  of  employment
 through discharge for cause as determined by the Plan Committee in its sole discretion; or

                            [4]  any earlier times set by the grant.

                  Except to the extent otherwise provided in Section 5.D, in no event shall an option be exercisable during the first two (2) years after the date of grant. Thereafter, options may be exercised on or after the anniversary of the date of grant in three (3) equal annual installments so that the full grant may be exercised not sooner than four (4) years after the date of grant. If the holder of the option shall not purchase all of the Common Stock which he or she is entitled to purchase in any given installment period, the right to purchase the Common Stock not purchased in such installment period shall continue until the lapse or termination of such. No option or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.

                  Leave of absence approved by the Plan Committee or a transfer of employment from the Corporation to any subsidiary or from a subsidiary to the Corporation or any other subsidiary, shall not constitute termination of employment. If any Optionee ceases to be an employee of the Corporation or any of its subsidiaries by reason of permanent and total disability (within the meaning of Section 22(e)(3) of the Code), any option granted to him or her pursuant to the Plan may be exercised by him or her within one (1) year after the date of his or her cessation of employment (but not later than ten (10) years after the date such option was granted) to the full extent such option was exercisable on the date of such cessation. In the event of the death of an Optionee while in the employ of the Corporation or any of its subsidiaries and within ten (10) years after the date on which an option is granted, such option granted to him or her pursuant to the Plan may be exercised within one (1) year after the date of his or her death by his estate or by the person or persons entitled thereto by will or by applicable laws of descent and distribution ("Optionee Representative"), to the full extent such option was exercisable on the date of his or her death (provided, however, that in no event shall an option be exercisable after the expiration of ten (10) years from date of grant).

C. Maximum Amount. Notwithstanding any provisions contained herein to the contrary, except to the extent provided otherwise by Section 5.D., the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which options are exercisable for the first time by such Optionee during any calendar year (under all incentive stock option plans of the Optionee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

                  D.   Acceleration.   Notwithstanding the provisions of
Section 5.B. or Section 5.C. to the contrary, if there is a Change in Control of the Corporation, as defined by Section 7, then, at the discretion of the Plan Committee, the exercise dates of all outstanding options shall accelerate so that each option outstanding may be exercised on or after the date of the Change in Control of the Corporation.

         6. Adjustment of Shares. In the event of capital adjustment after the effective date of the Plan in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or any other change (after the effective date of the Plan) in the nature or number of shares of Common Stock of the Corporation, a proportionate adjustment shall be made in the maximum number and kind of shares which may be delivered under the Plan, and in the Option Price under and the number and kind of shares of Common Stock covered by outstanding options granted under the Plan. By virtue of such a capital adjustment, the price of any share under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option. Such determination by the Plan Committee shall be conclusive.

                 Without limiting the generality of the foregoing, if [a] there is a Change in Control of the Corporation, as hereafter defined, and [b] as a result of the transactions contemplated by the Change in Control, another person or entity (a "Successor") will acquire all or a substantial portion of the assets or outstanding capital stock of the Corporation, then the kind of shares of common stock which shall be subject to the Plan and to each outstanding option shall automatically be converted into and replaced by shares of common stock, or such other class of equity securities having rights and preferences no less favorable than common stock of the Successor, and the number of shares subject to the options and the purchase price per share upon exercise of the options shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Corporation, each optionee shall have the right to purchase [i] that number of shares of the Successor which, as of the date of the Change in Control, have a fair market value equal to the fair market value of the shares of the Corporation theretofore subject to an option, [ii] for a purchase price per share which, when multiplied by the number of shares of the Successor subject to the option, shall equal the aggregate exercise price at which the Optionee could have acquired shares of the Corporation under such option.

The granting of an option pursuant to this Plan shall not affect in any way the right and power of the Corporation to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all of any part of its business or assets; provided, however, that the Corporation shall not, and shall not permit its subsidiaries to, recommend or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Corporation unless and until the person or persons acquiring or succeeding to assets or capital stock of the Corporation or its subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options therefore granted and agrees to assume and perform the obligations of the Corporation and its Successor hereunder.

         7. Change in Control of the Corporation Defined. The term Change in Control of the Corporation shall mean [a) any share exchange or merger or consolidation of the Corporation or a significant subsidiary of the Corporation if either [i] the Corporation will not be-the surviving or acquiring corporation or will not own 100% of the outstanding capital stock of the surviving or acquiring corporation following the consummation of the transactions contemplated by the plan or agreement of exchange, merger or consolidation, or
[ii] there will be a substantial change in the proportionate ownership of outstanding shares of voting stock of the Corporation as a result of the transactions contemplated by such plan or agreement of exchange, merger or consolidation; [b] any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Corporation or a subsidiary of the Corporation followed by a liquidation of the Corporation; [c) the commencement of any tender offer, exchange offer or other purchase offer for, and/or any agreement to purchase, as much as (or more than) 30% of the outstanding Common Stock of the Corporation or a subsidiary of the Corporation; or [d] the Board or the shareholders of the Corporation approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

         8. Employees' and Optionees' Rights. No employee or other person shall have any claim or right to be granted an option under the Plan except as the Plan Committee shall have conferred in its discretion in the administration of the Plan. Participation in the Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Corporation or any of its subsidiaries, nor interfere with the right of the Corporation or such subsidiary to terminate at any time the employment of any Optionee. An option shall not confer any rights as a stockholder upon the holder thereof, except only as to shares of Common Stock actually delivered pursuant to the Plan.

           9. Privileges of Stock Ownership: Purchase for Investment. Neither the Optionee nor any Optionee Representative shall be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued and delivered to such Optionee or Optionee Representative. Upon the exercise of an option at a time when there is not in effect a registration statement under the Securities Act of 1933 and any applicable state securities laws (the "Securities Laws") relating to the shares of Common Stock issuable upon exercise thereof and available for delivery a prospectus meeting the requirements of the Securities Laws, the shares of Common Stock may be issued only if the Optionee or Optionee Representative represents and warrants in writing to the Corporation that the shares being purchased are being acquired for investment and not with a view to the distribution thereof. The shares of the Common Stock shall contain such legends or other restrictive endorsements as counsel for the Corporation shall deem necessary or proper. No shares of Common Stock shall be purchased upon the exercise of any option unless and until there shall have been satisfied any applicable requirements of the Securities and Exchange Commission or other regulatory agencies having jurisdiction and of any exchanges upon which stock of the Corporation may be listed. The Corporation covenants that it will take all actions necessary to register under the Securities Laws the Common Stock issuable upon exercise of options granted pursuant to this Plan.

         10. Transferability. Options are not transferable except by will or the laws of descent and distribution, and then only to the extent provided herein. Options may be exercised during the lifetime of the Optionee only by the Optionee and after the death of the Optionee, only as provided in
Section 5 hereof.

         11. Termination. The Plan shall terminate on December 31, 2000 and may be terminated at any earlier time by the Plan Committee. No option shall be granted hereunder after termination of the Plan. Termination of the Plan, however, shall not affect the validity of any option theretofore granted under the Plan.

         12. Amendment. The Plan Committee may amend the Plan from time to time, except that, without the approval of a majority of the votes represented and entitled to be voted at a duly held meeting of the stockholders of the
Corporation:

                  A. The maximum number of shares of Common Stock which may be delivered under the Plan may not be increased except as provided in Section 6 hereof;

                  B. The Option Price under any option may not be reduced except as provided in Section 6 hereof; and

                  C. The period during which an option may be exercised may not be extended beyond the period provided in Section 5 hereof.

                  No amendment of the Plan, however, may, without the consent of the Optionee or Optionee Representative, make any changes in any outstanding option theretofore granted under the Plan which would adversely affect the rights of such Optionee or Optionee Representative.

         13. Tax Withholding. The employer corporation of each Optionee shall have the right to deduct any sums required by federal, state or local tax law to be withheld due to the exercise of any option but, in the alternative, the Optionee or Optionee Representative may elect to pay such sums to the employer corporation by delivering written notice of that election to the Board not less than thirty (30) nor more than sixty (60) days prior to exercise. There is no obligation hereunder that Optionee be advised of the existence of the tax or the amount which the employer corporation may be so required to withhold.

         14. Governing Law. This Plan and the 1992 Incentive Stock Option Agreements issued hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky.

         15. Effective Date. This Plan is effective upon the approval by the Board of Directors of the Corporation on November 22 1991; subject, however, to the ratification of this Plan by the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting of Stockholders to be held on April 20, 1992, or any adjournment thereof. The effective date of each option shall be the day on which it is granted to any Optionee; provided however, if the Plan is not approved at the aforementioned Annual Meeting of Stockholders, then any options theretofore granted shall be void and of no effect.

Dated as of this 22nd day of November,1991.

                                        TRANS FINANCIAL BANCORP  INC.

                                 By:   /s/ Douglas M. Lester
                                           Douglas M. Lester, President, Chief
                                           Executive Officer and Chairman of the
                                            Board
         _________
ATTEST:/s/ David A. Blackburn
     David A. Blackburn, Secretary